GREAT LAKES DREDGE & DOCK COMPANY

RIVER & HARBOR IMPROVEMENTS

September 28-29, 2010 D.A. Davidson & Co. 9 th Annual E&C Conference Exhibit 99.1

Safe Harbor
This presentation includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933,
Section 21E of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.  Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the
Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

Who is Great Lakes Dredge & Dock Corporation
Great Lakes is the leading provider of port deepening,
beach nourishment and land reclamation in the
United States with a 120-year history of performance,
innovation and never failing to complete a project
We have significant international operations, focused
on key markets that are well suited to our vessels
Our Demolition business is also a dominant player in
its Northeast market, providing commercial and
industrial demolition services

Our Intellectual Property Is a Competitive Advantage
Unparalleled dredging knowledge
Proprietary, robust database of dredging production records of Great Lakes and our competitors, accumulated over more than 20 years, provides us a competitive advantage in bidding new projects
Knowledge and innovation in vessel and attendant plant
construction/retrofitting that is very adaptable and can increase efficiencies on dredging assets
Sophisticated software and technical capabilities on our vessels supports our leading position in the industry

Great Lakes Highlights
Significant growth since 2006
Revenue - three-year CAGR of 13.5%
EBITDA - three-year CAGR of 13.8%
Significant investment in PP&E of $125M since 2006
Purchased four dredging vessels in 2007 as well as built a piece of ancillary equipment
Currently upgrading dredge Ohio into world-class cutter suction dredge
Decreased Net Debt / EBITDA from 6.4x at 12/31/05 vs. 2.4x at
12/31/09 (1.5x June 30, 2010)
Over $50M in cash on hand
Over $125M of availability on revolving credit facility

GREAT LAKES DREDGE & DOCK COMPANY RIVER & HARBOR IMPROVEMENTS

Executive Management

New Executive Management Team
Jonathan Berger – CEO
Member of our Board since December 2006
Former Managing Director and Co-head of Corporate Finance for Navigant
Consulting, Inc. and President of Navigant Capital Advisors, LLC
Former partner at KPMG, LLP and past National Partner in charge of Corporate
Finance at KPMG
Bruce Biemeck – President and CFO
Member of our Board since December 2006
Senior Vice President, Chief Financial Officer and Treasurer of Great Lakes from
1991 to 1999

?

Why Make the Change
Inject new skills and discipline to management team
Increase efforts to drive top line growth
Develop and execute a corporate strategy
Enhance operating performance
Reinvigorate management
Doug Mackie remaining on as a senior advisor will help execute a transition with minimal disruption to operations

Strategy
Historical Strategy (through Private Equity ownership)
Ride the cyclical wave of domestic dredging, pay down debt and opportunistically take advantage of international markets
New Strategy (in formulation stage)
Must develop a risk-based growth strategy which takes advantage of our many strengths
Complex engineering
Maritime construction knowledge
Project management
Areas to explore
Domestic dredging markets we do not participate in
International dredging
Other maritime related business
Specialty construction

Dredging

Domestic Dredging Market
The U.S. dredging industry is highly fragmented with approximately 250 entities in the U.S. presently operating more than 900 dredges, most of which are small and service the inland waterways
We operate in the coastal waterways, a segment of the market  which is comprised primarily of four key players that comprised 86% of this segment over the past three years
This market is characterized by complexity, major capital asset requirements and projects which are much larger in scope and dollar amount
Great Lakes’ defined market averaged approximately $840M for the last three years
Great Lakes, having the largest, most diversified fleet, won an average of
46% of this market over the three year time-period

Foreign Dredging Market
Only U.S. dredge operator with significant foreign presence
Great Lakes operates ten of its vessels (four hydraulic and six hoppers)
outside the U.S.
Four of those vessels remain U.S flagged and can return to the U.S.
Competition in the international market is dominated by four large
European dredging companies
We target opportunities that are well suited to our equipment and where we can be competitive, focused primarily in the Middle East and now entering Brazil

Dredging Overview
Capital
– deepening ports, land reclamation,
and excavation of underwater trenches
Beach Nourishment
– creating and rebuilding
beaches
Maintenance
– maintaining depth of shipping
channels
Types of Dredging
Army Corps of Engineers is largest user of
dredging services
State and local governments
Private entities (e.g., oil companies, utilities)
Foreign governments
Customers
Capital Beach Nourishment Maintenance

Large and Flexible Fleet in U.S. and Middle East Markets
Hopper
Hydraulic Cutterhead
Mechanical
11 Vessels (7 U.S., 4 Middle
East)
Including the only two large
electric cutterhead dredges
available in the U.S. for
environmentally sensitive
regions requiring lower
emissions
10 Vessels (4 U.S., 5 Middle
East, 1 Brazil)
Highly mobile, able to
operate in rough waters
Little interference with other
ship traffic
5 Vessels (all U.S.)
Operates one of two
environmentally friendly
electric clamshell dredges in
the U.S.
Maneuverability in tight
areas such as docks and
terminals
25 material transportation barges and over 160 other specialized support vessels
Estimated fleet replacement cost in excess of $1.5 billion in current market
Types of Dredges

Industry and Company Overview

Attractive Catalysts in the Dredging Market
Maintenance Dredging
Harbor Maintenance Trust Fund legislation passage
could add $500M to the Company’s bid market
Panama Canal Expansion
Coastal Restoration throughout Gulf Area

Domestic Dredging Industry Demand Drivers
U.S. ports 5’ – 10’ shallower vs. foreign ports
Domestic port development required to
support larger, deeper draft ships
Long-term funding for wetland and coastal
marshes
Other port development
Capital
(In millions)
Three Year
Average FY 2009 YTD  2010
Bid Market Size $296 $310 $124
GLDD Revenue $162 $203 $116
Note: YTD data is as of June 30, 2010.

Domestic Dredging Industry Demand Drivers
Storm activity/natural erosion
Growing population in coastal communities
22 of the 25 most densely populated
U.S. counties are coastal
Importance of beach assets to local
tourism industry
Anticipate robust market opportunities
ahead in next 12 months
Beach Nourishment
(In millions)
Three Year
Average FY 2009 YTD 2010
Bid Market Size $151 $183 $24
GLDD Revenue $72 $62 $82
Note: YTD data is as of June 30, 2010.

Domestic Dredging Industry Demand Drivers
Corps goal is to reach 95% of U.S. port
operating capacity
Naturally sedimentation and volatile weather
New capital projects increase need for ongoing
maintenance
57% of 2009 domestic bid market was
maintenance work
Maintenance
(In millions)
Three Year
Average FY 2009 YTD 2010
Bid Market Size $395 $645 $155
GLDD Revenue $117 $175 $77
Note: YTD data is as of June 30, 2010.

International projects tend to be larger/
longer duration vs. domestic projects
Middle East has been a strong market
historically, and is expected to provide
good opportunities in the future
Upgrade of the dredge Ohio expected to be
completed by year end. Will allow us to
meet future demand anticipated in Middle
East
Deepening project in Brazil began in
September
Negotiating more work in Brazil that could
require more equipment to be deployed
Great Lakes is Well Positioned to Compete Globally
International
(In millions)
Three Year
Average FY 2009 YTD 2010
GLDD Revenue $149 $134 $39
Note: YTD data is as of June 30, 2010.

Great Lakes Dredge & Dock
Foreign
23%
Demolition
13%
Beach
16%
Capital
29%
Maintenance
19%
2009 REVENUE BY WORK TYPE
$622 million
2009 DOMESTIC BID MARKET SHARE
Domestic Bid Market: $1,137 million
Norfolk
7%
Other
9%
Great Lakes
47%
Weeks
29%
Manson
8%
Foreign
21%
Demolition
8%
Beach
10%
Capital
33%
Maintenance
28%
5 YEAR AVERAGE
REVENUE BY WORK TYPE
Average 5 Year Revenue: $515 million
5 YEAR AVERAGE
DOMESTIC BID MARKET SHARE
Average 5 Year Domestic Bid Market: $793 million
Manson
9%
Great Lakes
42%
Weeks
24%
Other
15%
Norfolk
5%
Bean/Styv.
5%
Note: YTD data is as of June 30, 2010.

Major U.S. provider of commercial and
industrial demolition services; primarily in
New England
Purchased Yankee in 2009; able to offer
removal of asbestos and hazardous
materials
Successfully gaining foothold in New York
market over last year
In early 2010, segment was awarded over
$30 million of new projects in both Boston
and New York areas
Demolition Segment
NASDI and Yankee Environmental Services
(In millions)
Three Year
Average FY 2009 YTD 2010
Demolition Revenue $75 $48 $27
Note: YTD data is as of June 30, 2010.

Financial Highlights

Financial Performance
ANNUAL EBITDA
(b)
3 year CAGR = 13.8%
ANNUAL REVENUE
(a)
3 year CAGR = 13.5%
(a) Great Lakes went public in December 2006
(b) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. Please see reconciliation of Net
Income to EBITDA at the end of this presentation.
($ in millions)
$341.5
$622.2
$586.9
$515.8
$426.0
$321.7
0

$700
2006 2007 2008 2009 June 30,
2009
June 30,
2010
Capital Maintenance Beach Foreign Demolition
$57.3
$51.0
$77.6
$55.9
$57.5
$52.6
12.3%
11.1%
9.5%
12.4%
16.8%
15.9%
(10)
10
30
50
70
2006 2007 2008 2009 June 30,
2009
June 30,
2010
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
Dredging Demolition
% EBITDA Margin

Primary Factors that Determine Operating Profitability
Bid success and dredge employment
Revenue is generated when bids are won and projects commence
Maximize revenue by employing dredges full-time
A dredge does not earn revenue when idle
Project mix and dredge mix
Projects include capital, beach, maintenance and foreign which inherently have a range of durations and margins
Each dredge has different production capabilities resulting in a range of revenue generating capacity
Seek to maximize mix within given bid market (i.e. type of work, type of vessel, duration)
Project execution
Goal to execute projects at the estimated margin
Numerous factors impact actual margin, both favorably and unfavorably, including:
Weather
Project conditions
Equipment downtime

1.5x
2.4x
3.7x
3.3x
3.6x
6.4x
1.0
2.0
3.0
4.0
5.0
6.0
7.0x
2005 2006 2007 2008 2009 June 30,
2010
Net Debt / EBITDA
Improved Financial Flexibility
($ in millions)
(a) Growth and other capital expenditures during the year of 2007 includes the purchase of four vessels.
LEVERAGE
CAPEX
$15.5
$21.3 $22.9
$10.3
$12.7
$29.8
$111.0
(a)
$44.5
$25.7
0.0
20.0
40.0
60.0
80.0
100.0
$120.0
2005 2006 2007 2008 2009 June 30,
2010
Maintenance Growth & Other

Backlog
BY SEGMENT
($ in millions)
$307
$382
$385
(a)
$360
$369
$278
0.0
100.0
200.0
300.0
400.0
$500.0
2005 2006 2007 2008 2009 June 30, 2010
Capital Maintenance Beach Foreign Demolition
(a) Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009

Investment Highlights
Attractive near and long-term catalysts in U.S dredging market
Harbor Maintenance Trust Fund secures funding for long-term maintenance demand
Other sources of dredging demand include coastal restoration, port deepening and port development
Strong financial performance and improved financial flexibility
Revenue – 3 year CAGR 13.5%, EBITDA – 3 year CAGR 13.8%
EBITDA growth from $45.1 million in 2005 to $77.6 million in 2009 ($57.3m Q2 2010 YTD)
Decreased Net Debt / EBITDA from 6.4x in 2005 vs. 2.4x in 2009 (1.5x June 30, 2010)
International Presence
Only U.S. dredger with significant foreign presence
Flexible fleet enables repositioning of vessels as necessary
Opportunistic acquirer of dredging assets
Proven senior operational management team with an average of nearly 30 years of industry experience

Appendix

Reconciliation of Net Income to EBITDA
($ in millions)
2006 2007 2008 2009 2009 2010
Net Income Attributable to Great Lakes
Dredge & Dock Corp $2.2 $7.1 $5.0 $17.5 $14.7 $20.1
Interest Expense
24.3 17.5 17.0 16.1 9.0 6.2
Income Tax Expense
1.0 6.4 3.8 11.0 9.8 13.0
Depreciation and Amortization 25.1 26.5 30.1 33.0
17.5 18.0
EBITDA $52.6 $57.5 $55.9 $77.6 $51.0 $57.3
Fiscal Year Ending December 31,
Six Months
Ended June 30th

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